Exhibit 10.1

SECOND AMENDMENT TO TERM LOAN AGREEMENT

This SECOND AMENDMENT TO TERM LOAN  AGREEMENT is entered into as of May 18, 2017 (this “Amendment”) by and among SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Borrower”), SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors (as defined in the Term Loan Agreement referred to below) party hereto, and the Lenders (as defined below) party hereto (constituting Required Lenders (as defined in the Term Loan Agreement).

RECITALS

WHEREAS, the Borrower,  Holdings, the other Loan Parties from time to time party thereto, the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”) and Cortland Capital Market Services LLC, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”),  are parties to that certain Term Loan Agreement dated as of December 3, 2014  (as amended by that certain First Amendment to Term Loan Agreement, dated as of January 28, 2015 and as further amended, supplemented or otherwise modified from time to time, the “Term Loan Agreement”); and

WHEREAS, the Borrower has requested that the Required Lenders agree to amend the  Term Loan Agreement in the manner provided below.

NOW THEREFORE,  in consideration of the premises and other good and valuable consideration, the Borrower, Holdings,  and the Lenders party hereto (constituting Required Lenders) hereby agree as follows:

1.      Definitions.  All terms used herein that are defined in the Term Loan Agreement and not otherwise defined herein shall have the meanings assigned to them in the Term Loan Agreement.

2.      Amendment.  In reliance upon the representations and warranties of Borrower and Holdings set forth in Section 4 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Term Loan Agreement is hereby amended as follows:

(a)      Section 1.01 of the Term Loan Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

““Second Amendment Effective Date” shall mean May 18, 2017”

““Second Amendment Fee Letter” shall mean that certain fee letter, dated as of the Second Amendment Effective Date, by and between Borrower and the Lenders party thereto.”

(b)      Section 1.01 of the Term Loan Agreement is hereby amended by amending and restating in its entirety the definition “Applicable Margin” as follows:

““Applicable Margin” shall mean,  (a)  for any day prior to the Second Amendment Effective Date, (i) with respect to any Eurodollar Term Loan, 6.00% per annum and (ii) with respect to any ABR Term Loan, 5.00% per annum, and (b) for any day on or after the Second Amendment Effective Date, (i) with respect to any Eurodollar Term Loan, 6.25% per annum and (ii) with respect to any ABR Term Loan, 5.25% per annum.”

(c)      Section 1.01 of the Term Loan Agreement is hereby amended by amending and restating in its entirety the definition “Fees” as follows:

““Fees”  shall mean the fees set forth in (i) the Agent Fee Letter,  (ii) the Fee Letter and (iii) the Second Amendment Fee Letter.”

(d)      Section 1.01 of the Term Loan Agreement is hereby amended by amending the definition “Loan Documents” to insert the text”, the Second Amendment Fee Letter” immediately following the text “Fee Letter” set forth therein.

(e)      Section 2.05 of the Term Loan Agreement is hereby amended by amending and restated in its entirety clause (a) thereof as follows:

“(a)      The Borrower agrees to pay the fees set forth in the Fee Letter and the Second Amendment Fee Letter to the parties, at the times and in the amounts specified therein.”

(f)      Section 6.11 of the Term Loan Agreement is hereby amended by deleting the table contained therein and replacing it in its entirety as follows:

Date or Period	Ratio
November 6, 2016 through February 5, 2017	3.35 to 1.00
February 6, 2017 through May 5, 2017	3.70 to 1.00
May 6, 2017 through August 5, 2017	3.80 to 1.00
August 6, 2017 through November 5, 2017	3.90 to 1.00
November 6, 2017 through February 5, 2018	3.50 to 1.00
February 6, 2018 through May 5, 2018	3.60 to 1.00

2

Date or Period	Ratio
May 6, 2018 through August 4, 2018	3.70 to 1.00
August 5, 2018 through November 3, 2018	3.80 to 1.00
November 4, 2018 through February 2, 2019	3.25 to 1.00
February 3, 2019 through May 4, 2019	3.35 to 1.00
May 5, 2019 through August 3, 2019	3.45 to 1.00
August 4, 2019 through November 2, 2019	3.55 to 1.00
November 3, 2019 through February 1, 2020	3.00 to 1.00
February 2, 2020 through May 2, 2020	3.10 to 1.00
May 3, 2020 through August 1, 2020	3.20 to 1.00
August 2, 2020 through October 31, 2020	3.30 to 1.00
November 1, 2020 and thereafter	2.75 to 1.00

(g)      Schedule 5.14 to the Term Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit A.

3.         Conditions to Effectiveness.  This Amendment shall become effective only upon satisfaction, or waiver by the Required Lenders, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Second Amendment Effective Date”):

(a)      Delivery of Amendment.  The Lenders party hereto shall have received on or before the Second Amendment Effective Date this Amendment, duly executed by the Borrower,  Holdings and the Required Lenders.

(b)      Payment of Fees, Etc..  The Borrower shall have paid all fees, costs and expenses then invoiced and due and payable pursuant to this Amendment, the term Loan Agreement and the Second Amendment Fee Letter.

(c)      Representations and Warranties; Event of Default.

3

(i)      The representations and warranties set forth in Section 4 hereof shall be true and correct.

(ii)     No Default or Event of Default has occurred and remains continuing as of the Second Amendment Effective Date.

4.      Representations and Warranties.  The Borrower and Holdings hereby represent and warrant to the Administrative Agent and the Lenders that (i)  the representations and warranties set forth in Article III of the Term Loan Agreement (other than the representations and warranties made under Section 3.09 and Section 3.20 of the Term Loan Agreement) and in each other Loan Document delivered by or on behalf of the Loan Parties to the Administrative Agent or any Lender pursuant to the Term Loan Agreement or any other Loan Document on or immediately prior to the Second Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date),  (ii) other than with respect to Lacey Market Place Associates II, LLC, et al. v. United Farmers of Alberta Co-Operative Limited, et al., Case No. 2:13-cv-00383-JLR, the representations and warranties set forth in Section 3.09 of the Term Loan Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification),  (iii) the representations and warranties set forth in Section 3.20 of the Term Loan Agreement shall be true and correct in all material respects as of the date on which the Borrower delivers an updated Schedule 3.20(a) and Schedule 3.20(b) to the Administrative Agent and the Lenders as required pursuant to Schedule 5.13 of the Term Loan Agreement,  and (iv)  no Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

5.      Continued Effectiveness of the Term Loan Agreement and Other Loan Documents.  Except as specifically amended herein, all provisions of the Term Loan Agreement and the other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver or consent of any provision of the Loan Documents or to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Lenders or the Administrative Agent.  The Loan Parties hereby (i) acknowledge and reaffirm their respective

4

obligations as set forth in each Loan Document (as amended or otherwise modified by this Amendment), (ii) agree to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to them set forth in each Loan Document (as amended or otherwise modified by this Amendment), which remain in full force and effect, and (iii) confirm, ratify and reaffirm that (A) the guarantees and indemnities given by them pursuant to the Term Loan Agreement and/or any other Loan Documents continue in full force and effect, following and notwithstanding, the amendments thereto pursuant to this Amendment; and (B) the security interest granted to Collateral Agent, for the benefit of each Secured Party, pursuant to the Loan Documents in all of their right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest (subject solely to Liens permitted to be pari passu or senior to the Collateral Agent’s Liens pursuant to the terms of the Term Loan Agreement) in favor of the Collateral Agent, for the benefit of each Secured Party, with the same force, effect and priority in effect immediately prior to entering into this Amendment.

6.      Miscellaneous.

(i)      This Amendment shall constitute a “Loan Document” for all purposes of the Term Loan Agreement and the other Loan Documents. From and after the Second Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof” and words of similar import, as used in the Term Loan Agreement and the other Loan Documents, shall refer to the Term Loan Agreement as amended hereby.

(j)      The terms and provisions of Sections 9.07,  9.10,  9.11,  9.12,  9.13,  9.14, and 9.15 of the Term Loan Agreement are hereby incorporated herein by reference, and shall apply to this Amendment,  mutatis mutandis, as if fully set forth herein.

7.      Release.

(a)      In consideration of the agreements of contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent, Collateral Agent and each Lender, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Administrative Agent, Collateral Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim

5

to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Term Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.

(b)      Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)      Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8.      Estoppel.  To induce the Lenders party hereto to enter into this Amendment, each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, to the knowledge of any Loan Party, there exists no right of offset, defense, counterclaim or objection in favor of any Loan Party as against the Administrative Agent, Collateral Agent or any Lender with respect to the Obligations.

[Remainder of page intentionally left blank.]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SPORTSMAN’S WAREHOUSE, INC., as Borrower

By:	s/Kevan P. Talbot
Name:Kevan P. Talbot
Title: CFO

SPORTSMAN’S WAREHOUSE HOLDINGS, INC., as Holdings

By:	s/Kevan P. Talbot
Name:Kevan P. Talbot
Title: CFO

MINNESOTA MERCHANDISING CORP., as a Subsidiary Guarantor

By:	s/Kevan P. Talbot
Name:Kevan P. Talbot
Title: CFO

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC. , as a Subsidiary Guarantor

By:	s/Kevan P. Talbot
Name:Kevan P. Talbot
Title: CFO

PACIFIC FLYWAY WHOLESALE, LLC, as a Subsidiary Guarantor

By:	s/Kevan P. Talbot
Name:Kevan P. Talbot
Title: CFO

[Signature Page to Second Amendment to Term Loan Agreement]

SPORTSMAN’S WAREHOUSE DEVELOPMENT I, LLC, as a Subsidiary Guarantor

By:	s/Kevan P. Talbot
Name:Kevan P. Talbot
Title: CFO

SPORTSMAN’S WAREHOUSE DEVELOPMENT II, LLC, as a Subsidiary Guarantor

By:	s/Kevan P. Talbot
Name:Kevan P. Talbot
Title: CFO

[Signature Page to Second Amendment to Term Loan Agreement]

KKR CREDIT SELECT FUNDING LLC, as a Lender

By:	s/Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

KKR LENDING PARTNERS FUNDING III LLC, as a Lender

By:	s/Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

KKR LENDING PARTNERS FUNDING LLC, as a Lender

By:	s/Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

KKRLP II FUNDING US II LIMITED, as a Lender

By:	s/Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

KKRLP II FUNDING US LLC, as a Lender

By:	s/Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Second Amendment to Term Loan Agreement]

KKRLP II GERMAN FUNDING LLC, as a Lender

By:	s/Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

LINCOLN INVESTMENT SOLUTIONS, INC., as a Lender

By:	s/Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

KKR -VRS CREDIT PARTNERS L.P., as a Lender

By:	s/Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Second Amendment to Term Loan Agreement]

Schedule 5.14

Post-Closing Actions

1.        On or before the date that is thirty (30) days after the Second Amendment Effective Date, the Borrower shall deliver to the Administrative Agent and Lenders an updated Schedule 3.20(a) and Schedule 3.20(b), which schedules shall be in form and substance reasonably satisfactory to the Required Lenders.